          ----------------------------
          M I D - Y E A R  R E P O R T
          ----------------------------


S E L I G M A N
-----------------
M U T U A L
-----------------
B E N E F I T
-----------------
P L A N
-----------------

June 30, 1997



MBL Life
Assurance
Corporation

Total Returns*
For the Six Months Ended June 30, 1997

   Seligman Capital Sub-Account.......................                     8.44%
   Seligman Cash Management Sub-Account...............                     2.08
   Seligman Common Stock Sub-Account..................                    13.33
   Seligman Fixed Income Securities Sub-Account.......                     1.98
   Seligman Income Sub-Account........................                     6.47






-------------------------
*Total returns of the Separate Account are based on the performance of the Seligman Portfolios, Inc., the underlying investment vehicle for the Seligman Mutual Benefit Plan, less separate account charges.

                            ----------------------------------------------------
                            SELIGMAN              MBL LIFE ASSURANCE CORPORATION
                            ----------------------------------------------------
                            MUTUAL                         520 BROAD STREET A10N
                            ----------------------------------------------------
                            BENEFIT                        NEWARK, NJ 07102-3111
                            ----------------------------------------------------
                            PLAN

                                                                  August 1, 1997

Dear Contract Owner:

      As Manager of Seligman Portfolios, Inc., we are pleased to provide the enclosed unaudited financial statements and accompanying information for the Seligman Mutual Benefit Plan (the "Separate Account") and Seligman Portfolios, Inc. for the six months ended June 30, 1997.

      Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

      While low interest rates generally supported the appreciation of the equity market, investors remained primarily focused on the large, more liquid stocks with predictable earnings. Consequently, the 25 largest stocks were responsible for the majority of the equity market's gains. However, beginning in May, the market's advances broadened to include a greater number of smaller- and mid-capitalization stocks.

      In the fixed-income markets, the enduring absence of inflationary pressures and the lack of Fed intervention after the March increase prompted a moderate rally, with bond prices rising and yields falling. After the uncertainties of the first quarter, when the inflationary outlook was unclear, market participants became optimistic in the second quarter as the low interest rate environment persisted. Consequently, the yield on the benchmark 30-year US Treasury bond fell to 6.78% on June 30, from a high of 7.17% on April 14. The yield on the benchmark three-month US Treasury bill fell to 5.17% at June 30, having reached a high of 5.40% on March 21.

      The long-term outlook for the US economy and financial markets remains positive. Productivity improvements, driven in large part by the deployment of technology, have helped reduce corporate costs and increased profitability. While the broadening of the market that took place in the second quarter is a positive trend, market volatility has increased this year, and the possibility of a short-term correction in the US markets is real.

      I would like to remind you of the recent changes in the servicing of your contract. Effective August 15, 1997, the contract administration function will be transferred from Vantage Computer Systems Inc., Kansas City, MO, to MBL Life Assurance Corporation. Other changes are also being made to your contract. These changes will be outlined in a separate letter to you dated August 4, 1997. If you have any questions concerning these changes, or about your contract in general, please contact Ms. Burnell Johnson at MBL Life Assurance Corporation toll-free at 1-800-435-3191, ext. 8504.




                                             Respectfully,



                                             William C. Morris
                                             Chairman
                                             J. & W. Seligman & Co. Incorporated

                          Seligman Mutual Benefit Plan

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments in Seligman Portfolios, Inc.:
   Seligman Capital Portfolio--272,175 shares at Net Asset Value of $17.47 (cost--$3,994,603)........                  $ 4,754,900
   Seligman Cash Management Portfolio--1,413,222 shares at Net Asset Value of $1.00
      (cost--$1,413,222).............................................................................                    1,413,222
   Seligman Common Stock Portfolio--776,159 shares at Net Asset Value of $18.15 (cost--$12,514,983)..                   14,087,278
   Seligman Bond Portfolio (formerly, Seligman Fixed Income Securities Portfolio)--
      201,547 shares at Net Asset Value of $10.14 (cost--$2,010,822).................................                    2,043,691
   Seligman Income Portfolio--357,272 shares at Net Asset Value of $11.27 (cost--$3,871,202).........                    4,026,453
                                                                                                                        ----------
Total Assets.........................................................................................                   26,325,544

LIABILITIES:
Due to MBL Life--Note 4..............................................................................                       31,179
                                                                                                                        ----------

Net Assets...........................................................................................                  $26,294,365
                                                                                                                       ===========
Net Assets Attributable to Variable Annuity Contract Owners--Note 3..................................                  $26,294,365
                                                                                                                       ===========

-------------------
See Notes to Financial Statements.



--------------------------------------------------------------------------------
Combined Statement of Operations (unaudited)      Six Months Ended June 30, 1997
--------------------------------------------------------------------------------


                                                                            Seligman                       Seligman
                                                             Seligman         Cash          Seligman     Fixed Income    Seligman
                                                              Capital      Management     Common Stock    Securities      Income
                                               Combined     Sub-Account    Sub-Account     Sub-Account    Sub-Account   Sub-Account
                                               ---------    -----------    -----------    ------------   ------------   -----------

Investment Income:
Dividends.........................             $  40,693     $     --      $40,693          $      --      $    --        $     --
                                               ---------     --------      -------          ---------      -------        --------
Expenses--Note 4:
Mortality and expense risk charges               162,236       28,726        9,457             85,641       12,839          25,573
Administration charge.............                11,790        2,031          677              5,976        1,272           1,834
                                               ---------     --------      -------          ---------      -------        --------
Total Expenses....................               174,026       30,757       10,134             91,617       14,111          27,407
                                               ---------     --------      -------          ---------      -------        --------
Net Investment Income (Loss)......              (133,333)     (30,757)      30,559            (91,617)     (14,111)        (27,407)
                                               ---------     --------      -------          ---------      -------        --------
Realized and Unrealized Gain
   on Investments--Note 5:
Net realized gain on sales
   of investments.................               289,911       42,234           --            236,595        4,004           7,078
Net change in unrealized
   appreciation/depreciation
   of investments.................             2,274,120      363,842           --          1,585,734       47,206         277,338
                                               ---------     --------      -------          ---------      -------        --------
Net Gain on Investments...........             2,564,031      406,076           --          1,822,329       51,210         284,416
                                               ---------     --------      -------          ---------      -------        --------
Net Increase in Net Assets
   Resulting from Operations......            $2,430,698     $375,319      $30,559         $1,730,712      $37,099        $257,009
                                              ==========     ========      =======         ==========      =======        ========


---------------------------
See Notes to Financial Statements.

                    Seligman Mutual Benefit Plan
--------------------------------------------------------------------------------
Combined Statements of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

                                                                                                                   Seligman
                                                                                Seligman Capital               Cash Management
                                                       Combined                    Sub-Account                   Sub-Account
                                               -------------------------     -------------------------    -------------------------
                                               Six Months        Year         Six Months       Year        Six Months      Year
                                                 Ended          Ended           Ended          Ended          Ended        Ended
                                                June 30,     December 31,      June 30,    December 31,      June 30,   December 31,
                                                  1997          1996             1997          1996           1997          1996
                                               ----------    ------------    ----------     ----------     ----------  -------------

Increase (Decrease) in
   Net Assets:
From Operations:
Net investment income (loss).........        $   (133,333)  $  2,344,800    $  (30,757)    $  221,644   $  30,559      $     65,149
Net realized gain (loss) on sales
   of investments....................             289,911      1,410,886        42,234        267,715          --                --
Net change in unrealized
   appreciation/depreciation
   of investments....................           2,274,120       (175,771)      363,842        149,798          --                --
                                               ----------     ----------     ---------      ---------   ---------         ---------
Net Increase (Decrease)
   Resulting from Operations.........           2,430,698      3,579,915       375,319        639,157      30,559            65,149
                                               ----------     ----------     ---------      ---------   ---------         ---------
From Contract Owners'
   Transactions--Note 2:
Net transfers between
   sub-accounts......................                  --             --        22,806        (18,341)    (47,151)          199,559
Redemptions and annuity benefits.....          (2,615,337)   (10,273,215)     (295,032)    (1,182,694)   (177,735)         (481,155)
                                               ----------     ----------     ---------      ---------    --------           -------
Decrease in Net Assets
   Resulting from Contract
   Owners' Transactions..............          (2,615,337)   (10,273,215)     (272,226)    (1,201,035)   (224,886)         (281,596)
                                               ----------     ----------     ---------      ---------   ---------         ---------
(Increase) Decrease in Amount
   due MBL Life--Note 4..............               2,353         (4,438)          155             19         101                24
                                               ----------     ----------     ---------      ---------   ---------         ---------
Increase (Decrease) in Net Assets....            (182,286)    (6,697,738)      103,248       (561,859)   (194,226)         (216,423)
NET ASSETS:
Beginning of Period..................          26,476,651     33,174,389     4,653,915      5,215,774   1,608,107         1,824,530
                                               ----------     ----------     ---------     ----------   ---------         ---------
End of Period........................         $26,294,365    $26,476,651    $4,757,163     $4,653,915  $1,413,881        $1,608,107
                                              ============   ===========    ==========     ==========  ==========        ==========


----------------
See Notes to Financial Statements.

                         Seligman Mutual Benefit Plan

------------------------------------------------------------------------------
Combined Statements of Changes in Net Assets (unaudited) (continued)
------------------------------------------------------------------------------


                                                                                      Seligman
                                                         Seligman                   Fixed Income                   Seligman
                                                       Common Stock                  Securities                     Income
                                                        Sub-Account                  Sub-Account                  Sub-Account
                                                -----------------------      -----------------------       -----------------------
                                                 Six Months       Year        Six Months       Year        Six Months       Year
                                                   Ended          Ended         Ended          Ended         Ended          Ended
                                                  June 30,    December 31,     June 30,    December 31,     June 30,    December 31,
                                                    1997          1996           1997          1996           1997          1996
                                                ------------  ------------   ------------  ------------   ------------  ------------

Increase (Decrease) in
  Net Assets:
From Operations:
Net investment income (loss).........             (91,617)  $ 1,756,944      $  (14,111)   $   85,821     $ (27,407)    $  215,242
Net realized gain (loss) on sales of
   investments.......................             236,595     1,199,207           4,004           855         7,078        (56,891)
Net change in unrealized
   appreciation/depreciation
   of investments....................           1,585,734      (283,134)         47,206      (126,285)      277,338         83,850
                                                ---------     ----------      ---------     ---------      --------      ---------
Net Increase (Decrease)
   Resulting from Operations.........           1,730,712     2,673,017          37,099       (39,609)      257,009        242,201
                                                ---------     ----------      ---------     ---------      --------      ---------
From Contract Owners'
   Transactions--Note 2:
Net transfers between
   sub-accounts......................              33,771       (34,638)         (6,000)      (40,143)       (3,426)      (106,437)
Redemptions and annuity benefits.....          (1,453,025)   (5,794,194)       (185,374)     (365,200)     (504,171)    (2,449,972)
                                               ----------    ----------       ---------     ---------      ---------     ---------
Decrease in Net Assets
   Resulting from Contract
   Owners' Transactions..............          (1,419,254)   (5,828,832)       (191,374)     (405,343)     (507,597)    (2,556,409)
                                               ----------    ----------       ---------     ---------      ---------     ---------
(Increase) Decrease in Amount
   due MBL Life--Note 4..............                 646        (2,711)          1,646         2,952          (195)        (4,722)
                                               ----------    ----------       ---------     ---------      ---------     ---------
Increase (Decrease) in Net Assets                 312,104    (3,158,526)       (152,629)     (442,000)     (250,783)    (2,318,930)
NET ASSETS:
Beginning of Period..................          13,754,587    16,913,113       2,190,543     2,632,543     4,269,499      6,588,429
                                               ----------    ----------       ---------     ---------     ---------      ---------
End of Period........................         $14,066,691   $13,754,587      $2,037,914    $2,190,543    $4,018,716     $4,269,499
                                              ===========   ===========      ==========    ==========    ==========     ==========

----------
See Notes to Financial Statements.

                          Seligman Mutual Benefit Plan

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. The Seligman Mutual Benefit Plan (the "Plan") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the insurance laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Plan's contract by crediting annuity considerations to one or more Variable Accumulation Sub-Accounts ("sub-account") within the Plan or the Fixed Accumulation Account, as elected by the Contract Owner (see Note 2). Significant accounting policies of the Plan are as follows:

   a. Investments -- Investments are valued at net asset value. The Plan invests exclusively in shares of the following five portfolios of Seligman Portfolios, Inc. (the "Fund"), a series Fund: Seligman Bond Portfolio (formerly "Seligman Fixed Income Securities Portfolio"), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio. Shares are purchased in each portfolio, in accordance with the Contract Owner's allocation of net purchase payments (see Note 2), at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at net asset value. Dividends from net investment income and capital gain distributions are recognized on the ex-dividend date. Except for the Seligman Cash Management Portfolio, which declares daily dividends, dividends and capital gain distributions, if any, are declared annually.

   b. Federal Income Taxes -- The Plan does not provide for Federal income taxes since the operations of the Plan form a part of, and are taxed with, the total operations of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains and losses, if any, of the Plan attributable to the Contract Owners, are excluded in the determination of the Federal income tax liability of MBL Life.

   c. Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect thereported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan of Rehabilitation") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan of Rehabilitation, as confirmed by the Superior Court of New Jersey, reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan of Rehabilitation, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Plan were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee. Pursuant to the terms of a Settlement Agreement between MBL Life and the Class Four Creditors, as identified in the Plan of Rehabilitation, Class Four Creditors and eligible Policyholders/Contract Owners who remain with MBL Life after the end of the rehabilitation period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Owners. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Owner share may be reduced below 30%.

MBL Life has decided that it will not accept applications for new contracts nor will it accept additional purchase payments under existing contracts, including transfers from the Fixed Accumulation Account to any sub-account of the Plan. In addition, requests for transfers of amounts to the Fixed Accumulation Account from the Plan will not be accepted. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan of Rehabilitation. In addition, the Plan of Rehabilitation permits redemptions of amounts from any sub-account of the Plan to continue, as requested, along with transfers between sub-accounts within the Plan.

3. The net assets of the Plan, attributable to Variable Annuity Contract Owners at June 30, 1997, are as follows:



                                                                                                 Unit          Accumulation
                       Variable Accumulation Sub-Account                   Units Owned           Value             Value
                        -------------------------------                    -----------           -----         ------------
   Seligman Capital Sub-Account..............................                 163,195           $29.150         $4,757,163
   Seligman Cash Management Sub-Account......................                 991,804             1.426            1,413,881
   Seligman Common Stock Sub-Account.........................                 444,294            31.661          14,066,691
   Seligman Fixed Income Securities Sub-Account..............                 126,729            16.081           2,037,914
   Seligman Income Sub-Account...............................                 190,714            21.072           4,018,716
                                                                                                                -----------
Net Assets Attributable to Variable Annuity Contract Owners..                                                   $26,294,365
                                                                                                                ===========

4. A charge, at the annual rate of 1.25% of the asset value of each sub-account, is made daily against Plan assets for mortality and expense risks assumed by MBL Life and for provision of the minimum death benefit. Any portion of this charge, retained in the Plan and due to MBL Life, participates ratably in the investment performance of the Plan.

Administration charges are made against the Contract Owner's account by redemption of variable accumulation units.

                          Seligman Mutual Benefit Plan

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


5. Aggregate purchases and proceeds from the sales of investments for the six months ended June 30, 1997, amounted to $573,697 and $3,322,367, respectively.

The net realized gain on sales of investments was calculated as follows:


                                                                             Seligman                     Seligman
                                                              Seligman         Cash         Seligman    Fixed Income     Seligman
                                                               Capital      Management    Common Stock   Securities       Income
                                                Combined     Sub-Account    Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                              -----------    -----------    -----------    -----------   -----------    ----------
Proceeds from sales of investments             $3,322,367     $337,622       $334,699       $1,680,935     $223,527      $745,584
Cost of investments sold.............           3,032,456      295,388        334,699        1,444,340      219,523       738,506
                                               ----------    ---------      ---------       ----------    ---------      --------
Net Realized Gain
   on Investments....................         $   289,911    $  42,234       $     --         $236,595     $  4,004      $  7,078
                                               ==========    =========       ========       ==========    =========      ========

The net change in unrealized appreciation/depreciation was calculated as follows:


                                                                        Seligman                     Seligman
                                                         Seligman         Cash         Seligman    Fixed Income    Seligman
                                                          Capital      Management    Common Stock   Securities      Income
                                           Combined     Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                         -----------    -----------    -----------    -----------   -----------    -----------

Unrealized Appreciation
   (Depreciation) of Investments:
Beginning of period...................  $    246,592      $396,455     $       --     $  (13,439)    $  (14,337)   $(122,087)
End of period.........................     2,520,712       760,297             --      1,572,295         32,869      155,251
                                         -----------     ---------     ----------    -----------      ---------    ---------
Net Change in Unrealized
   Appreciation/Depreciation
   of Investments.....................    $2,274,120      $363,842     $       --     $1,585,734     $   47,206    $ 277,338
                                         ===========     =========     ==========    ===========     ==========    =========

6. The changes in the number of accumulation units outstanding were as follows (see Note 2):



                                                                    Seligman                     Seligman
                                                     Seligman         Cash         Seligman    Fixed Income    Seligman
                                                      Capital      Management    Common Stock   Securities      Income
                                                    Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                                    -----------    -----------    -----------   -----------   -----------

For the Year Ended December 31, 1996
Balance at beginning of year...................        220,037      1,366,397       719,458       165,388       352,697
Issued as a result of sub-account transfers....         32,053        476,985       133,074        24,545        99,767
Redemptions and sub-account transfers..........        (78,955)      (691,924)     (360,185)      (51,018)     (236,731)
                                                      --------      ---------      --------       -------       -------
Balance at end of year.........................        173,135      1,151,458       492,347       138,915       215,733
                                                      ========      =========      ========       =======       =======

For the Six Months Ended June 30, 1997
Balance at beginning of period.................        173,135      1,151,458       492,347       138,915       215,733
Issued as a result of sub-account transfers....          1,253          5,990         1,186           827          --
Redemptions and sub-account transfers..........        (11,193)      (165,644)      (49,239)      (13,013)      (25,019)
                                                      --------      ---------      --------       -------       -------
Balance at end of period.......................        163,195        991,804       444,294       126,729       190,714
                                                      ========      =========      ========       =======       =======